THE ENTERPRISE GROUP OF FUNDS, INC.

SUPPLEMENT DATED OCTOBER 18, 2007 TO THE

PROSPECTUS DATED MARCH 1, 2007

This Supplement updates the above-dated Prospectus of The Enterprise Group of Funds, Inc. (the “Corporation”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

The purpose of this Supplement is to provide you with information regarding a change of control of the indirect parent company of Montag & Caldwell, Inc. (“Montag”), the sub-adviser for the AXA Enterprise Growth Fund, a series of the Corporation.

AXA Enterprise Growth Fund

Effective October 17, 2007, the third paragraph in the section of the Prospectus entitled: “The Sub-advisers” is replaced with the following information:

Montag & Caldwell, Inc. (“Montag & Caldwell”) serves as the sub-adviser to the AXA Enterprise Growth Fund. Montag & Caldwell has been engaged in the business of providing investment counseling to individuals and institutions since 1945. Effective as of October 17, 2007, ABN AMRO Holding N.V., the indirect parent company of Montag & Caldwell, was purchased by RFS Holdings B.V. RFS Holdings B.V. is controlled by Fortis SA/NV and Fortis NV, The Royal Bank of Scotland Group plc and an affiliate of Banco Santander S.A. As of June 30, 2007 Montag & Caldwell had approximately $17 billion in assets under management.

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